STOCK-BASED COMPENSATION PLANS - Weighted-average fair value of options granted and the weighted-average assumptions used in the Black Scholes Merton option pricing model for such grants (Details) - $ / shares
	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Weighted-average assumptions used in the Black Scholes Merton option pricing model
Fair value of options at grant date (in dollars per share)	$ 10.28	$ 9.84	$ 8.23
Dividend yield (as a percent)	3.20%	3.00%	2.80%
Expected volatility (as a percent)	17.00%	17.50%	18.00%
Risk-free interest rate (as a percent)	4.30%	4.10%	1.90%
Expected term of the option (in years)	6 years	6 years	6 years